
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 13, 2006

                    OWNIT MORTGAGE LOAN TRUST, SERIES 2006-4
                                (Issuing Entity)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
              (Exact Name of Depositor as Specified in its Charter)

                      MERRILL LYNCH MORTGAGE LENDING, INC.
               (Exact Name of Sponsor as Specified in its Charter)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                 (Exact name of registrant specified in Charter)

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
    Delaware                     333- 130545                      13-3416059
(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
 incorporation)

            250 Vesey Street
   4 World Financial Center 28th Floor
           New York, New York                                        10080
(Address of principal executive offices)                           Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 Other Events.

     The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-130545 (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $770,864,100 in aggregate principal amount Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class R Certificates of its Ownit Mortgage Loan Trust Mortgage Loan Asset-Backed Certificates, Series 2006-4 on June 26, 2006.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 31, 2006, as supplemented by the Prospectus Supplement, dated June 22, 2006 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of June 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Litton Loan Servicing LP, as servicer (the "Servicer") and LaSalle Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class C, Class P and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $806,348,249 as of June 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

     A Legal Opinion by Dechert LLP to be incorporated into the Registration Statement is attached as Exhibit 8.1.

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ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

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
4.1 Pooling and Servicing Agreement, dated as of June 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Litton Loan Servicing LP, as Servicer and LaSalle Bank National Association, as Trustee.

8.1    Opinion of Dechert LLP as to legality and certain tax matters.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2006, between Merrill Lynch Mortgage Lending Inc., as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By:   /s/ Alan Chan
                                            ------------------------------------
                                        Name:     Alan Chan
                                              ----------------------------------
                                        Title:    Authorized Signatory
                                               ---------------------------------

Date: June 26, 2006

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                                  EXHIBIT INDEX

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
Exhibit
  No.                             Description                           Page No.
-------                           -----------                           --------
4.1 Pooling and Servicing Agreement, dated as of June 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor,
          Litton Loan Servicing LP, as Servicer and LaSalle Bank
          National Association, as Trustee.

8.1 Opinion of Dechert LLP as to legality and certain tax matters.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2006, between Merrill Lynch Mortgage Lending Inc., as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.
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